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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    August 13, 1999
                                                            ---------------
                             NEW WORLD PASTA COMPANY
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             (Exact name of registrant as specified in its charter)


     Delaware                                                    52-2006441
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(State or other                  (Commission                  (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)


   85 Shannon Road      Harrisburg, Pennsylvania                  17112
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (717) 526-2200
                                                    --------------

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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
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On August 13, 1999, New World Pasta Company announced its results of operations for the second quarter of 1999. A copy of the press release announcing the results is incorporated herein by reference and a copy is filed herewith as
Exhibit 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 13, 1999


                                           NEW WORLD PASTA COMPANY



                                           By    /s/ Mark E. Kimmel
                                                 -------------------------------
                                                 Mark E. Kimmel
                                                 Secretary and General Counsel

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                                  Exhibit Index
                                  -------------


Exhibit No.           Description                                Page No.
-----------           -----------                                --------


   99                 Press Release dated                          4-6
                      August 13, 1999